UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2021

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-11229	Mississippi Power Company	64-0205820
(A Mississippi Corporation)
2992 West Beach Boulevard
Gulfport, Mississippi 39501
(228) 864-1211

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Matters.
    On June 24, 2021, Mississippi Power Company (the “Company”) entered into Underwriting Agreements covering the issuance and sale of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Series 2021A Senior Notes”) and $325,000,000 aggregate principal amount of its Series 2021B 3.10% Senior Notes due July 30, 2051 (the “Series 2021B Senior Notes”). Both the Series 2021A Senior Notes and the Series 2021B Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-240328), of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.2(a)
Underwriting Agreement, dated June 24, 2021, relating to the Series 2021A Senior Notes among the Company and Barclays Capital Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named in Schedule I to such Underwriting Agreement.

1.2(b)
Underwriting Agreement, dated June 24, 2021, relating to the Series 2021B Senior Notes among the Company and Barclays Capital Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named in Schedule I to such Underwriting Agreement.

4.2(a)	Sixteenth Supplemental Indenture to Senior Note Indenture dated as of June 29, 2021, providing for amendments to the Senior Note Indenture and for the issuance of the Series 2021A Senior Notes.

4.2(b)	Seventeenth Supplemental Indenture to Senior Note Indenture dated as of June 29, 2021, providing for the issuance of the Series 2021B Senior Notes.

4.8(a)	Form of Series 2021A Senior Note (included in Exhibit 4.2(a) above).

4.8(b)	Form of Series 2021B Senior Note (included in Exhibit 4.2(b) above).

5.2(a)	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2021A Senior Notes.

5.2(b)	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2021B Senior Notes.

8.1(a)	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2021A Senior Notes.

8.1(b)	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Series 2021B Senior Notes.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.2(a) above).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.2(b) above).

23.3	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1(a) above).

23.4	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1(b) above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2021	MISSISSIPPI POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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